Active Assets Premier Money Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2001

Dear Shareholder:

As of December 31, 2001, Active Assets Premier Money Trust had net assets of over $240 million. The average maturity of the Fund's portfolio was 38 days. For the seven-day period ended December 31, 2001, the Fund provided an effective yield of 1.95 percent and a current yield of 1.93 percent, while its 30-day moving average yield for December was 2.06 percent. For the six-month period ended December 31, 2001, the Fund provided a total return of 1.50 percent.

Market Overview

Yields available from money-market securities continued to trend down during the second half of 2001, resulting in a 475-basis-point decline for the full calendar year. By December 11, the Federal Open Market Committee had lowered its federal funds target to 1.75 percent, a 40-year low. These low yield levels reflected the Federal Reserve Board's accommodative posture as it tried to moderate the slowing pace of economic activity, which became evident during the spring and summer of 2001, and the adverse impact of the September 11 terrorist attacks.

Portfolio Composition and Structure

On December 31, 2001, approximately 18 percent of the Fund's portfolio was invested in federal agency obligations, 59 percent in high-quality commercial paper, 14 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks and 9 percent in an overnight repurchase agreement. At the end of the fiscal period, approximately 99 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity. The Fund does not invest in derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Looking Ahead

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second half of 2002.

Active Assets Premier Money Trust
LETTER TO THE SHAREHOLDERS - DECEMBER 31, 2001 continued

We appreciate your ongoing support of Active Assets Premier Money Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Active Assets Premier Money Trust

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

                                                                          ANNUALIZED
PRINCIPAL                           DESCRIPTION                              YIELD
AMOUNT IN                               AND                               ON DATE OF
THOUSANDS                          MATURITY DATES                          PURCHASE           VALUE
-------------------------------------------------------------------------------------------------------
            Commercial Paper (58.8%)
            Banking (4.1%)
 $ 5,000    Bank of New York Co. Inc.
              01/28/02..................................................    2.01%          $  4,992,778
   5,000    J.P. Morgan Chase & Co.
              02/04/02..................................................     1.99             4,990,925
                                                                                           ------------
                                                                                              9,983,703
                                                                                           ------------
            Finance - Automotive (3.3%)
   8,000    American Honda Finance Corp.
              01/16/02..................................................     2.07             7,993,591
                                                                                           ------------
            Finance - Consumer (10.8%)
  13,000    FCAR Owner Trust
              01/10/02 - 02/25/02.......................................  2.05 - 2.44        12,985,244
  10,000    New Center Asset Trust
              01/30/02 - 02/11/02.......................................  2.32 - 2.37         9,977,356
   3,000    Wells Fargo Financial Inc.
              03/26/02..................................................     1.83             2,987,412
                                                                                           ------------
                                                                                             25,950,012
                                                                                           ------------
            Finance - Corporate (5.4%)
  13,000    Ciesco, L.P.
              02/01/02 - 02/07/02.......................................  2.06 - 2.16        12,974,258
                                                                                           ------------
            Financial Conglomerates (4.1%)
  10,000    General Electric Capital Corp.
              01/31/02 - 05/20/02.......................................  1.87 - 3.39         9,948,374
                                                                                           ------------
            International Banks (31.1%)
   9,000    ANZ (DE) Inc.
              02/06/02 - 03/05/02.......................................  1.96 - 2.04         8,976,699
  10,000    Abbey National North America Corp.
              01/24/02 - 02/07/02.......................................  2.04 - 2.17         9,983,250
   4,000    Barclays U.S. Funding Corp.
              02/05/02..................................................     2.04             3,992,331
  12,000    CBA (Delaware) Finance Inc.
              02/15/02 - 03/01/02.......................................  1.93 - 2.00        11,965,824
   6,000    Deutsche Bank Financial LLC
              02/08/02..................................................     1.87             5,988,530
  10,000    Dresdner U.S. Finance Inc.
              01/09/02..................................................     2.27             9,995,606
  12,000    Halifax PLC
              02/11/02 - 02/12/02.......................................  1.91 - 2.01        11,973,683

                       See Notes to Financial Statements

Active Assets Premier Money Trust

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

                                                                          ANNUALIZED
PRINCIPAL                           DESCRIPTION                              YIELD
AMOUNT IN                               AND                               ON DATE OF
THOUSANDS                          MATURITY DATES                          PURCHASE           VALUE
-------------------------------------------------------------------------------------------------------
 $ 5,000    UBS Finance (Delaware) LLC
              02/14/02..................................................    1.85%          $  4,989,011
   7,000    Westpac Capital Corp.
              03/05/02..................................................     1.86             6,977,697
                                                                                           ------------
                                                                                             74,842,631
                                                                                           ------------
            Total Commercial Paper (Cost $141,692,569)...............................       141,692,569
                                                                                           ------------
            U.S. Government Agencies (18.5%)
   4,000    Federal Home Loan Banks
              04/05/02..................................................     2.22             3,977,266
  22,500    Federal Home Loan Mortgage Corp.
              01/02/02 - 2/22/02........................................  1.51 - 2.39        22,478,750
  18,100    Federal National Mortgage Assoc.
              01/25/02 - 04/19/02.......................................  1.97 - 4.37        17,986,852
                                                                                           ------------
            Total U.S. Government Agencies (Cost $44,442,868)........................        44,442,868
                                                                                           ------------
            Short-Term Bank Notes (11.2%)
   5,000    Banc of America, N.A.
              01/07/02..................................................     2.47             5,000,000
  10,000    LaSalle Bank N.A.
              02/19/02..................................................     2.53            10,000,000
  12,000    U.S. Bank N.A. Cincinnati
              01/29/02 - 01/30/02.......................................     2.25            12,000,000
                                                                                           ------------
            Total Short-Term Bank Notes (Cost $27,000,000)...........................        27,000,000
                                                                                           ------------
            Certificates of Deposit (2.9%)
   7,000    Chase Manhattan Bank (USA) N.A.
              01/22/02 - 03/13/02 (Cost $7,000,000).....................  1.75 - 2.23         7,000,000
                                                                                           ------------

                       See Notes to Financial Statements

Active Assets Premier Money Trust

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

                                                                          ANNUALIZED
PRINCIPAL                           DESCRIPTION                              YIELD
AMOUNT IN                               AND                               ON DATE OF
THOUSANDS                          MATURITY DATES                          PURCHASE           VALUE
-------------------------------------------------------------------------------------------------------
            Repurchase Agreement (8.6%)
 $20,600    Banc of America Securities LLC
              due 01/02/02 (dated 12/31/01; proceeds $20,602,060) (a)
              (Cost $20,600,000)........................................    1.80%          $ 20,600,000
                                                                                           ------------
            Total Investments (Cost $240,735,437) (b)...................   100.0%           240,735,437
            Other Assets in Excess of Liabilities.......................     0.0                108,803
                                                                           -----           ------------
            Net Assets..................................................   100.0%          $240,844,240
                                                                           =====           ============

---------------------
    (a) Collateralized by $20,443,241 Government National Mortgage Assoc. 7.00% - 7.50% due 06/15/31 - 11/15/31 valued at $21,012,000.
    (b)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Active Assets Premier Money Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $240,735,437).......................................  $240,735,437
Cash........................................................         7,761
Interest receivable.........................................       188,409
Prepaid expenses............................................        29,799
                                                              ------------
    Total Assets............................................   240,961,406
                                                              ------------
Liabilities:
Payable for:
  Investment management fee.................................        54,160
  Dividends to shareholders.................................        24,865
Accrued expenses............................................        38,141
                                                              ------------
    Total Liabilities.......................................       117,166
                                                              ------------
    Net Assets..............................................  $240,844,240
                                                              ============
Composition of Net Assets:
Paid-in- capital............................................  $240,734,940
Accumulated undistributed net investment income.............       109,300
                                                              ------------
    Net Assets..............................................  $240,844,240
                                                              ============
Net Asset Value Per Share,
  240,844,240 shares outstanding (unlimited shares
  authorized of $.01 par value).............................         $1.00
                                                              ============

                       See Notes to Financial Statements

Active Assets Premier Money Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended December 31, 2001 (unaudited)

Net Investment Income:

Interest Income.............................................  $4,490,200
                                                              ----------
Expenses
Investment management fee...................................     344,644
Professional fees...........................................      25,381
Registration fees...........................................      17,558
Custodian fees..............................................      13,933
Shareholder reports and notices.............................      13,408
Trustees' fees and expenses.................................       5,168
Transfer agent fees and expenses............................         407
Other.......................................................       3,689
                                                              ----------
    Total Expenses..........................................     424,188
Less: amounts waived/reimbursed.............................     (10,615)
                                                              ----------
    Net Expenses............................................     413,573
                                                              ----------
    Net Investment Income...................................   4,076,627
    Net Realized Gain.......................................       2,449
                                                              ----------
Net Increase................................................  $4,079,076
                                                              ==========

                       See Notes to Financial Statements

Active Assets Premier Money Trust
FINANCIAL STATEMENTS continued

Statement of Changes In Net Assets
                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              DECEMBER 31, 2001   JUNE 30, 2001
                                                                ------------      ------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  4,076,627      $ 17,837,329
Net realized gain...........................................           2,449            15,996
                                                                ------------      ------------
    Net Increase............................................       4,079,076        17,853,325
                                                                ------------      ------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (4,076,627)      (17,837,329)
Net realized gain...........................................          (2,449)          (15,996)
                                                                ------------      ------------
    Total Dividends and Distributions.......................      (4,079,076)      (17,853,325)
                                                                ------------      ------------

Net increase (decrease) from transactions in shares of
  beneficial interest.......................................     (48,757,388)       73,659,413
                                                                ------------      ------------
    Net Increase (Decrease).................................     (48,757,388)       73,659,413
Net Assets
Beginning of period.........................................     289,601,628       215,942,215
                                                                ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $109,300 and $109,300, respectively).....................    $240,844,240      $289,601,628
                                                                ============      ============

                       See Notes to Financial Statements

Active Assets Premier Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Active Assets Premier Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on November 23, 1999 and commenced operations on February 15, 2000.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.25% to the net assets of the Fund determined as of the close of each business day.

The Investment Manager has agreed to reimburse all operating expenses and to waive the compensation provided for in its Investment Management Agreement to the extent that such

Active Assets Premier Money Trust
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001 (UNAUDITED) continued

expenses and compensation on an annualized basis exceed 0.30% of the daily net assets of the Fund.

3. Security Transactions and Transactions With Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2001 aggregated $3,458,865,173 and $3,511,292,132, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED          ENDED
                                                              DECEMBER 31, 2001   JUNE 30, 2001
                                                              -----------------   --------------
                                                                 (unaudited)
Shares sold.................................................     327,890,992       1,302,785,061
Shares issued in reinvestment of dividends and
  distributions.............................................       4,144,775          17,869,667
                                                                ------------      --------------
                                                                 332,035,767       1,320,654,728
Shares repurchased..........................................    (380,793,155)     (1,246,995,315)
                                                                ------------      --------------
Net increase (decrease) in shares outstanding...............     (48,757,388)         73,659,413
                                                                ============      ==============

Active Assets Premier Money Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                             FOR THE SIX      FOR THE YEAR      FEBRUARY 15, 2000*
                                                            MONTHS ENDED          ENDED              THROUGH
                                                          DECEMBER 31, 2001   JUNE 30, 2001       JUNE 30, 2000
                                                          -----------------   -------------   ----------------------
                                                             (unaudited)
Selected Per Share Data:

Net asset value, beginning of period....................       $  1.00           $  1.00              $  1.00
                                                               -------           -------              -------

Net income from investment operations...................         0.015             0.057                0.023

Less dividends from net investment income...............        (0.015)+          (0.057)+             (0.023)
                                                               -------           -------              -------

Net asset value, end of period..........................       $  1.00           $  1.00              $  1.00
                                                               =======           =======              =======

Total Return............................................          1.50 %(1)         5.86 %               2.29%(1)

Ratios to Average Net Assets:
Expenses................................................          0.30 %(2)(3)       0.30 %(3)            0.30%(2)(3)

Net investment income...................................          2.96 %(2)(3)       5.68 %(3)            6.02%(2)(3)

Supplemental Data:
Net assets, end of period, in thousands.................      $240,844          $289,602             $215,942

---------------------

     *   Commencement of operations.
     +   Includes capital gain distribution of less than $0.001.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  If the Fund had borne all of its expenses that were
         reimbursed or waived by the Investment Manager, the
         annualized expense and net investment income ratios would
         have been 0.31% and 2.95%, respectively, for the six months ended December 31, 2001, 0.32% and 5.66%, respectively, for the year ended June 30, 2001 and 0.54% and 5.78%,
         respectively, for the period ended June 30, 2000.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin, President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page, Vice President

Dale Albright, Vice President

Thomas F. Caloia Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

ACTIVE ASSETS
PREMIER
MONEY TRUST


Semiannual Report
December 31, 2001